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                                                                     EXHIBIT 5.4


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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our joint audit report dated March 28, 2003 (except as to note 14 which is as of May 28, 2003), incorporated by reference in the Registration Statement on Form F-10 and related Prospectus of Research In Motion Limited dated January 7, 2004 for the registration of 10,350,000 shares of its common stock.

/s/ Zeifman & Company LLP
Toronto, Canada
January 7, 2004